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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 11, 2001



                              VERIZON SOUTH INC.
            (Exact name of registrant as specified in its charter)
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
 Virginia                                     2-36292                       56-0656680
(State or other Jurisdiction incorporation)  (Commission File Number)       (I.R.S. Employer Identification)

1095 Avenue of the Americas, Room 3868                                        10036
New York, N.Y.                                                              (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:                         (212) 395-2121
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              1255 Corporate Drive, SVC04C08, Irving, Texas 75038
         (Former name or former address, if changed since last report)


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                                 VERIZON SOUTH

                                   FORM 8-K

                              ITEM OF INFORMATION


ITEM 7. Financial Statements and Exhibits

(c) Exhibits

The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No. 333-92891) on Form S-3 of Verizon South Inc., and are filed herewith for incorporation by reference in such Registration Statement.

1.1 - Revised Form of Purchase Agreement, including Standard Purchase Agreement Provisions (April 2001 Edition)

4.2  - Form of New Debenture

12   - Computation of Ratio of Earnings to Fixed Charges

23.1 - Consent of Independent Auditors
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                        Verizon South Inc.


                                        By: /s/ Gregory D. Jacobson
                                            --------------------------------
                                            Gregory D. Jacobson
                                            Treasurer

Date: April 11, 2001